                                        CONFIDENTIAL MATERIAL OMITTED AND
                                        FILED SEPARATELY WITH THE SECURITIES AND
                                        EXCHANGE COMMISSION (*Denotes Omission)
                                              EXHIBIT 10.6d (REDACTED)

                 Fifth Amendment to the IDEXX Laboratories, Inc.
                      and Ortho-Clinical Diagnostics, Inc.
               (as successor in interest to Eastman Kodak Company)
                     Supply Agreement dated January 15, 1992


This Amendment (the "AMENDMENT") is effective as of January 1, 1999, by and between Ortho-Clinical Diagnostics, Inc. (formerly known as Johnson & Johnson Clinical Diagnostics, Inc.), a New York corporation with offices at 100 Indigo Creek Drive, Rochester, N.Y. ("OCD"), and IDEXX Laboratories, Inc., a Delaware corporation, with offices at One IDEXX Drive, Westbrook, Maine, 04092 ("IDEXX").

WHEREAS OCD and IDEXX desire to amend the Supply Agreement dated January 15, 1992, as amended on November 16, 1993, November 19, 1993, March 15, 1994 and January 1, 1996 (such Supply Agreement as so amended being hereinafter referred to as the "SUPPLY AGREEMENT") as provided herein:

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

1. All references to Johnson & Johnson Clinical Diagnostics Systems, Inc. or JJCD shall be deemed to be replaced by reference to Ortho-Clinical Diagnostics, Inc. or OCD.

2. In Clause 1, the following definitions are hereby deleted in their entirety and replaced with the following:

   "the Term"               The period from January 1, 1999 until December 31,
                            2010.


   "the VETTEST analyzer"   The VETTEST VT 8008 analyzer developed by or on
                            behalf of VETTEST S.A., predecessor of IDEXX, for
                            veterinary purposes and using VITROS slides;
                            including (i) any updates or modifications to such
                            analyzer, or (ii) other chemistry testing
                            instrument which, in the case of clause(i) and
                            (ii), is designed by IDEXX to be the bridging
                            instrument to a next-generation veterinary
                            chemistry analyzer ***********
                            ***********************************

   "the VETTEST slides"     VITROS or other OCD chemistry slides specially bar
                            coded, labeled, and/or packaged for the VETTEST analyzer in accordance with the terms of this Agreement and supplied by OCD in accordance with the terms and conditions of this Agreement.

3.      In Clause 1, insert the following terms:

   "the Effective Rebate Rate"  For any year, the weighted average percentage reduction in the purchase price of any slides purchased in such year that IDEXX is entitled to receive pursuant to Section 7.03 hereunder. The calculation of the Effective Rebate Rate is illustrated in Schedule 10.

   "the Prime Rate"             For any day in any calendar month, the prime
                                rate of interest as published in the WALL STREET
                                JOURNAL on the last business day of the
                                immediately preceding month.

   *********************        *****************************
                                *********************************
                                ********

4. Sub-Clause 5.01 is hereby deleted in its entirety and is replaced by the following:

        5.01 Attached hereto as SCHEDULE 7 are Purchase Commitments by IDEXX for VETTEST slides for calendar years 1999 through and including 2006. The Purchase Commitments constitute IDEXX's anticipated minimum aggregate purchase quantities for single chemistry VETTEST slides and PANELS/PROFILES slides in the indicated calendar years. For calendar years 2007 through and including 2010, IDEXX shall advise OCD of the Purchase Commitment for each such year not later than October 1 of the preceding year, and upon receipt by OCD, such Purchase Commitments shall be deemed to be incorporated into SCHEDULE 7. IDEXX's aggregate Purchase Commitment for the period 2007 through and including 2010 shall be not less than ********** slides.

                During each of calendar years 2000 through and including 2002, IDEXX shall purchase not less than ***************** single slides; during each of calendar years 2003 through and including 2006, IDEXX shall purchase not less than *************** single slides; and during each of the calendar years 2007 through and including 2010, IDEXX shall purchase a minimum number of single slides egual to *** of the total Purchase Commitment for such year.

                Failure by IDEXX to purchase at least the indicated Purchase Commitment quantities of each type of slides in any year may subject IDEXX to the requirement to make a payment to OCD as set forth in sub-Clause
                5.02 below, but such failure shall in no event otherwise be deemed to be a breach of this Agreement.

5. Sub-Clause 5.04 is hereby deleted in its entirety and is replaced by the following:

        5.04 Not later than October 1 of each calendar year commencing October 1, 1999, IDEXX shall notify OCD of forecasted requirements for the subsequent year for each of the VETTEST slides (single slides and PANELS/PROFILES slides) (each such notification, a "PURCHASE FORECAST"), and the order quantities in the subsequent year for each of the VETTEST slides shall be within+/-25% of the such Purchase Forecast unless the parties otherwise agree. As long as slide orders are within the indicated range of+/-25% of the applicable Purchase Forecast, OCD shall deliver the slides in accordance with the orders. The Purchase Forecasts constitute non-binding forecasts which shall be the basis for determining IDEXX's quarterly cash rebate pursuant to sub-Clause 7.03 below.

6. Sub-Clause 7.03 is hereby deleted in its entirety and is replaced by the following:

        7.03 Beginning with slide purchases made during calendar year 2000 (which, for the avoidance of doubt, shall not include any slides shipped by OCD in calendar year 2000 to fulfill IDEXX's total 1999 purchase order for ********* slides), IDEXX shall be entitled to receive a cash rebate in the amounts set forth below for total slide purchases that, in any year, exceed the quantities set forth below as follows:

                 Annual Slide Purchases              Incremental Cash Rebate -
                                                        % Off Purchase Price
                     **************                              **
                 **********************                         ***
                 **********************                         ***
                 **********************                         ***
                 **********************                         ***
                 **********************                         ***
                 **********************                         ***


                The rebate amounts set forth above constitute a percentage reduction in the purchase price of any slides (including both single slides and PANELS/PROFILES slides) purchased above the corresponding quantity. The percentage amounts are incremental (as opposed to cumulative) and relate only to the quantities set forth opposite it. For example, if IDEXX were to purchase ** **** in any one calendar year, it would not be entitled to a *** price reduction on all slides that it purchased in such year, rather, it would be entitled to receive (i) ** purchase price reduction on the first ********* slides purchased,

                (ii) a *** purchase price reduction on all slides purchased over ********** up to and including ********* (iii) an *** purchase price reduction on all slides purchased over ************* up to and including ********** and (iv) a return *** purchase price reduction on all slides purchased over **************** up to and including the ********** slides that it purchased. The foregoing notwithstanding, it is understood and agreed that if IDEXX does not achieve the Purchase Commitments set forth above in any calendar year, then IDEXX shall not be entitled to receive a rebate for such year.

                In the beginning of each calendar year, beginning with calendar year 2000, OCD shall calculate an estimated Effective Rebate Rate (the "ESTIMATED REBATE RATE") based on the lesser of (i) IDEXX's Purchase Forecast for such year and (ii) **** of the total number of slides that IDEXX purchased in the immediately preceding calendar year. Not later than thirty (30) days after the end of each of the first three calendar quarters in any calendar year (or thirty days after IDEXX completes payment in full for slides purchased during such quarter, if later), OCD shall pay to IDEXX an amount equal to the estimated rebate payment that IDEXX would be entitled to receive in such quarter (the "ESTIMATED REBATE PAYMENT"). The Estimated Rebate Payment for any quarter shall be calculated by (i) multiplying the Estimated Rebate Rate in effect during such quarter by the total purchase price for the VETTEST slides purchased by IDEXX during such quarter and (ii) subtracting from such amount an amount equal to *** of the total calculated in clause (i) above. The foregoing notwithstanding, if, in any calendar year, (i) IDEXX's total slide orders for the immediately preceding calendar year were less than *** of its Purchase Forecast for such preceding calendar year or (ii) OCD determines, in its reasonable discretion, at anytime after the end of the second calendar quarter of such calendar year, that IDEXX is reasonably unlikely to meet its Purchase Forecast for such year, then OCD shall have the right to recalculate the Estimated Rebate Rate based on IDEXX's Purchase Commitment for such year (such recalculated rate being hereinafter referred to as the "New Estimated Rebate Rate"). If OCD elects to recalculate the Estimated Rebate Rate pursuant to the immediately preceding sentence, (i) OCD shall notify IDEXX in writing which notice shall set forth the New Estimated Rebate Rate, (ii) OCD shall calculate all remaining quarterly Estimated Rebate Payments (which may include the Estimated Rebate Payment for the second calendar quarter) using the New Estimated Rebate Rate and (iii) all such Estimated Rebate Payments shall be made in accordance with this sub-clause 7.03, except that such Estimated Rebate Payments shall be less the amount by which the Estimated Rebate Payments received by IDEXX during the then current calendar year exceed the Estimated Rebate Payments IDEXX would have received during such calendar year if the New Estimated Rebate Rate were in effect from the first day of such calendar year. Notwithstanding any provision in this Agreement to the contrary, OCD shall not be required to make any Estimated Rebate Payments to IDEXX in any calendar year if (A) any amounts payable to OCD from IDEXX pursuant to this Agreement are overdue, unless such amounts are being disputed in good faith by IDEXX, or (B) OCD determines in its reasonable judgment that IDEXX is reasonably unlikely to meet its Purchase Commitments for such year. In the case of clause
                (B) above, OCD shall have the right to make such determination at any time after the end of the second calendar quarter of any calendar year (or at the beginning of such calendar year if IDEXX's Purchase Forecast for such year is less than its Purchase Commitment for such year) provided that OCD has consulted with IDEXX and given IDEXX an opportunity (which opportunity shall be available for a period of not less than 5 business days nor more than 10 business days) to demonstrate its intent and ability to meet its Purchase Commitments for such year. For the avoidance of doubt, OCD's obligation to make any Estimated Rebate Payments shall be suspended during the period referred to in the immediately preceding sentence and the days in such period shall not be counted when determining the date by which the next scheduled Estimated Rebate Payment is due and payable. If, after fulfilling the requirements set forth in this paragraph, OCD makes the determination described in clause (B) above, OCD (i) shall promptly notify IDEXX in writing of its determination and (ii) shall thereafter have the right to cease making Estimated Rebate Payments for the remainder of such calendar year.

                Not later than thirty (30) business days after the end of the last calendar quarter of any calendar year (or thirty days after IDEXX completes payment in full for slides purchased during such quarter, if later), OCD shall pay to IDEXX the amount by which
                (i) the Effective Rebate Rate multiplied by the total purchase price for VETTEST slides purchased by IDEXX during such calendar year exceeds (ii) the aggregate amount of the Estimated Rebate Payments made by OCD to IDEXX during such calendar year. If the amount in clause (ii) above exceeds the amount in clause (i) above, OCD shall deliver to IDEXX a written notice of such fact (a "Reimbursement Notice") and IDEXX shall pay to OCD, within thirty (30) days of receipt of such notice an amount in cash equal to the amount of such excess.

                Notwithstanding the foregoing, (i) if any amounts payable to OCD from IDEXX pursuant to this Agreement are overdue, other than amounts that are being disputed in good faith by IDEXX, then OCD shall be entitled to withhold such overdue amount (plus any accrued interest) from any rebate payments to which IDEXX may be entitled and (ii) if IDEXX does not achieve its Purchase Commitment in any given calendar year, then IDEXX shall return all Estimated Rebate Payments received from OCD for such year no later than thirty (30) days after the end of such calendar year.

                Any overdue payments by OCD or IDEXX of any amounts owed to the other pursuant to this sub-clause 7.03 shall bear interest at a rate per annum equal to*** **********. Such interest shall be payable at the same time as the payment to which it relates and shall be calculated daily on the basis of a year of 365 days and the actual number of days elapsed.

                OCD shall prepare a remittance advice to accompany each rebate payment (or Reimbursement Notice), which shall set forth the reporting period for which the payment is made (or demanded) and a summary sheet which shall detail OCD's calculation of the rebate (or reimbursement). If IDEXX disagrees with the rebate or reimbursement calculation, IDEXX shall promptly notify OCD, and the parties shall review the calculations together in good faith to agree on any appropriate corrections or adjustments.

                An illustrative representation of the foregoing rebate calculation methodology is attached hereto as SCHEDULE 10.

7. SCHEDULE 7 to the Agreement is hereby deleted in its entirety and replaced by SCHEDULE 7 attached hereto.

8.      Clause 31 is hereby added to the Agreement as follows:

        31.     1999 REBATE

                If during calendar year 1999 IDEXX sells worldwide any of the total slide volumes set forth below (counting both single slides and PANELS/PROFILES slides), IDEXX shall be entitled to a cash rebate in the amount set forth opposite such sales volume:


                1999 Worldwide Slide Sales           Total Cash Rebate
                        ***********                          **
                  ***********************               ************
                  ***********************               ************
                        ***********                     ************

                The cash rebates above are not incremental or cumulative. For the avoidance of doubt, the maximum rebate payment that IDEXX could qualify for under this Clause 31 is *********. IDEXX shall provide OCD with estimated sales volume information for calendar year 1999 not later than December 15, 1999. Not later than January 31, 2000, IDEXX shall provide OCD with 1999 actual slide sales volume information and, at any time that OCD may reasonably request, any other supporting information or documentation that OCD may reasonably request. OCD shall calculate IDEXX's rebate accordingly, and shall remit to IDEXX the total rebate amount not later than (i) February 15, 2000 or, if later, (ii) five (5) business days after receipt by OCD, to its reasonable satisfaction, of all information which it requested pursuant to the immediately preceding sentence. Any overdue payments by OCD shall bear interest at a rate per annum equal to

                ***********. Such interest shall be payable at the same time as the payment to which it relates and shall be calculated daily on the basis of a year of 365 days and the actual number of days elapsed.

9.      Clause 32 is hereby added to the Agreement as follows:

        32.     PACKAGING LINE CAPACITY

                The parties agree that OCD shall make a capital investment to increase the through-put capacity of the Individual Slide Packaging ("ISP") line. OCD estimates the total capital and validation costs to increase the capacity of the ISP line to be ***********. If at any time OCD has reason to believe that the total capital and validation costs will exceed its estimate by more than ***, OCD shall promptly notify IDEXX and thereafter, OCD and IDEXX shall form a joint team, consisting of two representatives from each party. Such team will cooperate in determining the most efficient and cost effective way to increase the capacity of the ISP line taking into account the measures that have been taken, and the costs that have been incurred, up to that time. The parties agree to implement the recommendations of the joint team.

                The capital and validation costs to increase the capacity of the ISP line shall be borne by OCD. If, however, IDEXX does not achieve, during the combined calendar years 2000 and 2001, its aggregate Purchase Commitments for such years, then IDEXX shall reimburse OCD ******************** of such costs within thirty
                (30) days after receipt of reasonably detailed documentation supporting such costs. Any overdue payments by IDEXX shall bear interest at a rate per annum equal to ************. Such interest shall be payable at the same time as the payment to which it relates and shall be calculated daily on the basis of a year of 365 days and the actual number of days elapsed. IDEXX shall have the right to assume responsibility for packaging PANELS/PROFILES slides.

                If IDEXX elects to exercise such right, then (i) IDEXX shall notify OCD in writing that it proposes to assume such responsibility and (ii) thereafter, the parties shall cooperate in developing and implementing a plan to effect such a transition in a mutually acceptable timeframe, which timeframe shall in no event be less than six (6) months from the date OCD receives the notice described in clause (i) above.



10.     Clause 33 is hereby added to the Agreement as follows:

        33.     COST SAVING INITIATIVES

                The parties will form a joint team prior to March 31, 2000, consisting of two representatives from each party. Such team will cooperate to identify potential savings for both parties relating to slide manufacturing, post-cartridge packaging, purchasing, delivery schedules and quality testing processes. If this team identifies cost reduction opportunities, and both parties reasonably and mutually agree to implement such cost reductions, then the parties shall share equally in any cost savings.

                The parties shall form an additional joint team prior to March 31, 2000, consisting of two representatives from each party. Such team will cooperate to identify areas of potential savings for IDEXX in the distribution process. If this team identifies distribution cost reduction opportunities, and both parties reasonably and mutually agree to implement such cost reductions, then the parties shall share in any cost savings in such proportion as they mutually and in good faith agree. The parties agree that if OCD distributes slides directly to IDEXX's distributors or end-user customers, OCD would invoice IDEXX for distribution services in the same manner that billing for slide products is currently administered under sub-Clause 8.01 of this Agreement.

11.     Clause 34 is hereby added to the Agreement as follows:

        ***     *******************


                ***************************************************************
                ***************************************************************
                ***************************************************************
                ***************************************************************
                ***************************************************************
                ****************************************

12.     Clause 35 is hereby added to the Agreement as follows:

        35.     INCREMENTAL SALES OPPORTUNITIES

                If IDEXX provides OCD with specific documentation regarding ******************************* that would require IDEXX to purchase a number of slides over and above its Purchase Commitments for any year and would ************************** ***************************************************************,
                OCD agrees, upon receipt of any additional information that OCD may reasonably request regarding such *****************, to negotiate in good faith to reach agreement with IDEXX on *************************************************
                ****************** and any other related terms and conditions. It is understood and agreed that any slides which IDEXX purchases from OCD ********************************************
                *************************, shall be excluded from the
                determination of IDEXX's slide purchases for purposes of achieving its Purchase Committments and the determination of any rebate entitlement under sub-Clause 7.03 of the Agreement.


13. Except as modified by this Fifth Amendment, all terms and conditions of the Supply Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, each of the parties have caused this Agreement to be executed by its duly authorized officer to be effective as of the date first above written.

ORTHO-CLINICAL                               IDEXX LABORATORIES, INC.
DIAGNOSTICS, INC.


By: /s/ David A. Rowan                       By: /s/ Louis W. Pollock
   ----------------------------------           -------------------------------
   David A. Rowan,                              Louis W. Pollock,
   Vice President, Corporate Accounts           President,
                                                Professional Office Diagnostics
                                                Division


By: /s/ Cathy Burzik
   ----------------------------------
   Cathy Burzik
   President,
   Ortho-Clinical Diagnostics, Inc.

                        SCHEDULE 7 - PURCHASE COMMITMENTS


------------------------------------ ------------------------------------
               YEAR                         MINIMUM SLIDE PURCHASE
                                           COMMITMENT (IN MILLIONS)
------------------------------------ ------------------------------------
               1999                                  **
------------------------------------ ------------------------------------
               2000                                  **
------------------------------------ ------------------------------------
               2001                                  **
------------------------------------ ------------------------------------
               2002                                  **
------------------------------------ ------------------------------------
               2003                                  **
------------------------------------ ------------------------------------
               2004                                  **
------------------------------------ ------------------------------------
               2005                                  **
------------------------------------ ------------------------------------
               2006                                  **
------------------------------------ ------------------------------------
               2007                       See Agreement Section 5.01
------------------------------------
               2008
------------------------------------
               2009
------------------------------------
               2010
-------------------------------------------------------------------------

                 SCHEDULE 10 - ILLUSTRATIVE REBATE CALCULATIONS

The Estimated Rebate Payments will be calculated for each of the first three calendar quarters using the Effective Rebate Rate, as described more fully in sub-clause 7.03 of the Agreement. Any required adjustments will be made at the end of the fourth calendar quarter, in accordance with sub-clause 7.03 of the Agreement.
EXAMPLE: THE PURCHASE FORECAST FOR A GIVEN YEAR IS ** MILLION SLIDES; PRICING IS ****/SLIDE; BLENDED REBATE PERCENTAGE RATE IS ****, AS FOLLOWS:


         ********************** million slides * *** = *** million slides
         ********************** million slides * *** = *** million slides
         ********************** million slides * *** = *** million slides
         ********************** million slides * *** = *** million slides
         ********************** million slides * *** = *** million slides
         ----------------------------------------------------------------
         Total Slides Eligible for Rebate = ***** million slides

EFFECTIVE REBATE = TOTAL SLIDES ELIGIBLE FOR REBATE / TOTAL PURCHASES = ******
**********

ACTUAL VOLUME PURCHASED EQUALS VOLUME PROJECTED AT THE BEGINNING OF THE YEAR.

            ------------------------------------------------------------------------------------------------------------
             Actual Qtrly.               Effective Rebate            Calculated
                 Vol.         Purchases      % (80MM                 Rebate Each       20% Holdback      Rebate Paid
              (millions)        ($MM)          Vol.)               Qtr. (millions)      (millions)       (millions)
            -------------------------------------------------------------------------------------------------------------
1st Qtr           **             ***            ****                   ****                 ****              ****
2nd Qtr           **            *****           ****                   ****                 ****              ****
3rd Qtr           **            *****           ****                   ****                 ****              ****
4th Qtr           **            *****           ****                   ****                 ****              ****
                  --            -----                                  ----                 ----              ----
                  **            *****                                  ****                 ****              ****
                                                         True-up:      ****                                   ****
                                                                  ---------------                        ---------------
                                                           Total:      ****                                   ****
                                                                 ================                        ================

ACTUAL VOLUME PURCHASED IS GREATER THAN VOLUME PROJECTED AT THE BEGINNING OF THE YEAR.

           --------------------------------------------------------------------------------------------------------------
             Actual Qtrly.                Effective Rebate         Calculated
                 Vol.         Purchases      % (80MM               Rebate Each       20% Holdback     Rebate Paid
              (millions)        ($MM)          Vol.)             Qtr. (millions)      (millions)       (millions)
            -------------------------------------------------------------------------------------------------------------
1st Qtr            *            ****            ****                 ****                  ****            ****
2nd Qtr           **            *****           ****                 ****                  ****            ****
3rd Qtr           **            *****           ****                 ****                  ****            ****
4th Qtr           **            *****           ****                 ****                  ****            ****
                  --            -----                                ----                  ----            ----
                  **            *****                                ****                  ****            ****
                                                       True-up:      ****                                  ****
                                                               ----------------                      ----------------
                                                       Total:        ****                                  ****
                                                               ================                      ================

ACTUAL VOLUME PURCHASED IS LOWER THAN VOLUME PROJECTED AT THE BEGINNING OF THE YEAR.

            -------------------------------------------------------------------------------------------------
                                             Effective       Calculated
             Actual Qtrly.                    Rebate         Rebate Each         20%
                 Vol.        Purchases       % (80MM            Qtr.          Holdback       Rebate Paid
              (millions)       ($MM)           Vol.)         (millions)      (millions)      (millions)
            -------------------------------------------------------------------------------------------------
1st Qtr           **            ****            ****             ****            ****            ****
2nd Qtr           **            *****           ****             ****            ****            ****
3rd Qtr           **            *****           ****             ****            ****            ****
4th Qtr           **            *****           ****             ****            ****            ****
                  --            -----                           ------           ----            ----
                  **            *****                            ****            ****            ****
                                                   True-up:     ******                           ****
                                                                ------                           ----
                                                     Total:      ****                            ****
                                                           ================               =================